Commitments and contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

Note 12 – Commitments and contingencies

Legal

From time to time, the Company is party to certain legal proceedings, as well as certain asserted and un-asserted claims. Amounts accrued, as well as the total amount of reasonably possible losses with respect to such matters, individually and in the aggregate, are not deemed to be material to the unaudited interim condensed consolidated financial statements.

Other commitments

On December 22, 2023, the Company entered into a securities purchase agreement (the “Agreement 6”) with certain accredited investors (the “Purchasers 6”), pursuant to which the Company agreed to issue 2.5% of the Commitment Amount divided by the closing price of the Ordinary Shares on the business day prior to the date of the SPA.